SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                     FORM 8-K


                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                  Date of Report (Date of earliest event reported):
                                   July 29, 1997


                         KANSAS CITY SOUTHERN INDUSTRIES, INC.
                  (Exact name of company as specified in its charter)


         DELAWARE                       1-4717                 44-0663509
(State or other jurisdiction       (Commission file          (IRS Employer
      of incorporation)                 number)         Identification Number)


                  114 West 11th Street, Kansas City, Missouri 64105
                 (Address of principal executive offices) (Zip Code)


                   Company's telephone number, including area code:
                                  (816) 983 - 1303


                                  Not Applicable
           (Former name or former address if changed since last report)

Item 5.     Other Events

On July 29, 1997, the Board of Directors of Kansas City Southern Industries, Inc. ("Company") authorized a 3-for-1 split in the Company's common stock effected in the form of a stock dividend. The Board of Directors also voted to increase the quarterly dividend 20% to $0.12 per share (on a pre-split basis). Both dividends are payable on September 16, 1997 to stockholders of record as of August 25, 1997. Readers should also refer to the July 29, 1997 Press Release attached hereto as Exhibit 99.1 for further information.



Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                    Document
            (99)                           Additional Exhibits

            99.1 Press Release issued by Kansas City Southern Industries, Inc. dated July 29, 1997, entitled, "Kansas City Southern Industries, Inc. Announces 3-for-1 Stock Split and 20% Increase in Annual Dividends," is attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Kansas City Southern Industries, Inc.


Date: August 1, 1997                 By:      /s/ Joseph D. Monello
                                                Joseph D. Monello
                                   Vice President and Chief Financial Officer
                                            (Principal Financial Officer)